                                                                         EX. 1.1

                                 4,500,000 UNITS

                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                               RGA CAPITAL TRUST I

TRUST PREFERRED INCOME EQUITY REDEEMABLE SECURITIES(SM) ("PIERS"(SM)) UNITS(1)

                             UNDERWRITING AGREEMENT

                                                               December 12, 2001

LEHMAN BROTHERS INC.
BANC OF AMERICA SECURITIES LLC
c/o Lehman Brothers Inc.
101 Hudson Street
Jersey City, New Jersey  07302

Ladies and Gentlemen:

          Reinsurance Group of America, Incorporated, a Missouri corporation (the "COMPANY"), and RGA Capital Trust I, a Delaware statutory business trust (the "TRUST"), propose, subject to the terms and conditions stated herein, to issue and to sell to Lehman Brothers Inc., Banc of America Securities LLC and the other underwriters named in Schedule 1 hereto (collectively, the "UNDERWRITERS") 4,500,000 Trust Preferred Income Equity Redeemable Securities ("PIERS") units (the "FIRM UNITS") pursuant to a Unit Agreement to be entered into (the "UNIT AGREEMENT") among the Company, the Trust, The Bank of New York, as unit agent (in such capacity, the "UNIT AGENT"), The Bank of New York, as warrant agent (in such capacity, the "WARRANT AGENT"), and The Bank of New York, as property trustee (in such capacity, the "PROPERTY TRUSTEE"). In addition, the Company and the Trust propose to grant to the Underwriters an option (the "OPTION") to purchase up to an additional 675,000 Units (the "OPTION UNITS" and, together with the Firm Units, the "UNITS").

          Each Unit will consist of a preferred security, liquidation preference $50 per security, of the Trust (each, a "PREFERRED SECURITY") and a warrant (each, a "WARRANT") of the Company to purchase at any time prior to the close of business on December 15, 2050 shares (the "WARRANT SHARES") of common stock, par value $0.01 per share, of the Company ("COMMON STOCK"), subject to antidilution adjustments. Each Preferred Security will represent an undivided beneficial ownership interest in the assets of the Trust, which assets will consist solely of the 5.75% Junior Subordinated Deferrable Interest Debentures due 2050 of the Company (the "DEBENTURES"). Certain payments on the Preferred Securities will be guaranteed (the "GUARANTEE") by the Company pursuant to the Guarantee Agreement (the "GUARANTEE

--------

1 "Preferred Income Equity Redeemable Securities(SM)" and "PIERS(SM)" are service marks owned by Lehman Brothers Inc.


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                                                                               2



AGREEMENT") to be entered into between the Company and The Bank of New York, as guarantee trustee (in such capacity, the "GUARANTEE TRUSTEE").

          The Trust was formed on February 9, 2001 pursuant to a of trust agreement dated as of February 8, 2001 (the "ORIGINAL TRUST AGREEMENT") executed by the Company, as depositer, and The Bank of New York (Delaware), as Delaware trustee (in such capacity, the "DELAWARE TRUSTEE"), and a certificate of trust dated as of February 8, 2001 (the "TRUST CERTIFICATE") filed with the Secretary of State of the State of Delaware. The Trust will be governed by, and the Preferred Securities will be issued under, the Amended and Restated Trust Agreement as amended by a first amendment thereto (together the "AMENDED AND RESTATED TRUST AGREEMENT"), in each case, among the Company, the Property Trustee, the Delaware Trustee and Greig Woodring, Jack B. Lay and Todd Larson, as the initial administrative trustees (in such capacities, the "ADMINISTRATIVE TRUSTEES") which will amend and restate the Original Trust Agreement.

          The Trust will use the proceeds from the sale of the Preferred Securities to purchase the Debentures to be issued pursuant to the Indenture (the "ORIGINAL INDENTURE"), as supplemented by a Supplemental Indenture (the "SUPPLEMENTAL INDENTURE" and, together with the Original Indenture, as so supplemented, the "INDENTURE"), in each case, to be entered into between the Company and The Bank of New York, as indenture trustee (in such capacity, the "INDENTURE TRUSTEE"). The Trust will, if and to the extent it receives the proceeds of a payment on the Debentures, distribute to the holders of the Preferred Securities all payments so received.

          The Company will issue the Warrants pursuant to a Warrant Agreement (the "WARRANT AGREEMENT") to be entered into between the Company and the Warrant Agent. Under certain circumstances, the Preferred Securities may be remarketed pursuant to a Remarketing Agreement (the "REMARKETING AGREEMENT") to be entered into among the Company, the Trust and Lehman Brothers Inc., as remarketing agent (in such capacity, the "REMARKETING AGENT").

          This Agreement, the Unit Agreement, the Amended and Restated Trust Agreement, the Warrant Agreement, the Guarantee Agreement, the Indenture and the Remarketing Agreement are referred to herein collectively as the "TRANSACTION AGREEMENTS". The Units, the Preferred Securities, the Warrants, the Guarantee, the Debentures and the Warrant Shares are referred to herein collectively as the "SECURITIES" and the Securities, other than the Warrant Shares, are referred to herein collectively as the "UNIT SECURITIES."

          This is to confirm the agreement among the Company, the Trust and the Underwriters concerning the offer, issuance and sale of the Units.

          1. Representations, Warranties and Agreements of the Company and the Trust. Each of the Company and the Trust (with respect to the Trust and the Preferred Securities), jointly and severally, represent, warrant and agree with, the Underwriters that:

          (a) Registration statements on Form S-3 (File No.'s 333-74104, 333-74104-01 and 333-74104-02), which also constitute Post-Effective Amendment No. 2 to Registration Statement No.'s 333-55304, 333-55304-01 and 333-55304-02)
setting forth information with



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                                                                               3


respect to the Company, the Trust and the Securities have (i) been prepared by the Company in conformity in all material respects with the requirements of the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the "COMMISSION") thereunder (collectively, the "SECURITIES ACT"), (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such Registration Statements and all exhibits thereto have been delivered by the Company to you. As used in this Agreement, "EFFECTIVE TIME" means the date and the time as of which the Registration Statements (collectively, the "REGISTRATION STATEMENT") on Form S-3 (File No.'s 333-74104, 333-74104-01, 333-74104-02, and 333-55304, 333-55304-01 and 333-55304-02), or the most recent post-effective amendment thereto, if any, was, declared effective by the Commission; "EFFECTIVE DATE" means the date of the Effective Time; "PRELIMINARY PROSPECTUS" means each prospectus included in such Registration Statement, or amendments thereof, before it became effective under the Securities Act and any prospectus and prospectus supplement filed with the Commission by the Company with the consent of Lehman Brothers Inc. pursuant to Rule 424(a) of the Securities Act relating to the Units; the term "REGISTRATION STATEMENT" includes such Registration Statements, as amended as of the Effective Time, including the Incorporated Documents and all information contained in the final prospectus relating to the Units filed with the Commission pursuant to Rule 424(b) of the Securities Act and deemed to be a part of such registration statement as of the Effective Time pursuant to Rule 430A of the Securities Act; and "PROSPECTUS" means the prospectus and prospectus supplement relating to the Units in the form first used to confirm sales of Units. Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any Incorporated Documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or the Prospectus, as the case may be and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (the "EXCHANGE ACT") after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Registration Statement.

          (b) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied or waived.

          (c) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act; the Registration Statement and any amendment thereto does not and will not, as of the applicable Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus does not and will



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                                                                               4


not, as of the date hereof and any applicable Delivery Date (as defined below), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that, the Company makes no representation or warranty as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for inclusion therein as provided in
Section 8(e).

          (d) The documents incorporated by reference in the Prospectus (the "INCORPORATED DOCUMENTS"), when they were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act and the Exchange Act, as applicable; and none of the Incorporated Documents, when such documents were filed with the Commission, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with Commission will conform in all material respects to the requirements of the Exchange Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          (e) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described.

          (f) There are no contracts, agreements or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement or the Incorporated Documents by the Securities Act or the Exchange Act, as the case may be, which have not been described in the Prospectus or filed as exhibits to the Registration Statement or the Incorporated Documents.

          (g) Except as set forth in or contemplated by the Prospectus, neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree (a "MATERIAL LOSS"); since such date, there has not been any material adverse change in the capital stock, short-term debt or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiaries (a "MATERIAL ADVERSE CHANGE"); and subsequent to the respective dates as of which information is given in the Prospectus and up to the applicable Delivery Date, except as set forth in the Prospectus, (i) neither the Company nor any of its subsidiaries has incurred any liabilities or obligations outside the ordinary course of business, direct or contingent, which are material to the Company and its subsidiaries taken as a whole, nor entered into any material transaction not in the ordinary course of business and (ii) there have not been dividends or distributions of any kind declared, paid or made by Company on any class of its capital stock, except for regularly scheduled dividends.

          (h) Each of the Company and each of Reinsurance Company of Missouri, Incorporated, RGA Reinsurance Company, RGA Reinsurance Company (Barbados) Ltd. and RGA Life Reinsurance Company of Canada Limited (the "SIGNIFICANT SUBSIDIARIES"), which are the Company's only "significant subsidiaries" (as defined under Rule 405 of the Securities Act), has been duly organized, is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, has all requisite corporate power and authority to carry on its business as it is currently being conducted and in all material respects as described in the Prospectus and to own, lease and operate its properties, and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to so register or qualify would not, reasonably be expected, singly or in the aggregate, to result in a material adverse effect on the properties, business, results of operations, conditions (financial or otherwise), affairs or prospects of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT").

          (i) The entities listed on Schedule 2 hereto are the only subsidiaries, direct or indirect, of the Company. The Company owns, directly or indirectly through other subsidiaries, the percentage indicated on Schedule 2 of the outstanding capital stock or other securities evidencing equity ownership of such subsidiaries, free and clear of any security interest, claim, lien, limitation on voting rights or encumbrance; and all of such securities have been duly authorized, validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. There are no outstanding subscriptions, preemptive or other rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any such shares of capital stock or other equity interest of such subsidiaries.

          (j) Neither the Company nor any of its subsidiaries is (i) in violation of its respective charter or bylaws, (ii) is in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject or (iii) is in violation of any law, statute, rule, regulation, judgment or court decree applicable to the Company, any of its subsidiaries or their assets or properties, except in the case of clauses (ii) and (iii) for any such violation or default which does not or would not reasonably be expected to have a Material Adverse Effect.

          (k) The catastrophic coverage arrangements described in the Prospectus are in full force and effect as of the date hereof and all other retrocessional treaties and arrangements to which the Company or any of its Significant Subsidiaries is a party and which have not terminated or expired by their terms are in full force and effect, and none of the Company or any of its Significant Subsidiaries is in violation of or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein, except to the extent that any such violation or default would not reasonably be expected to have a Material

Adverse Effect; neither the Company nor any of its Significant Subsidiaries has received any notice from any of the other parties to such treaties, contracts or agreements that such other party intends not to perform such treaty, contract or agreement that would reasonably be expected to have a Material Adverse Effect and, to the best knowledge of the Company, the Company has no reason to believe that any of the other parties to such treaties or arrangements will be unable to perform such treaty or arrangement in any respect that would reasonably be expected to have a Material Adverse Effect.

          (l) The execution, delivery and performance by the Company and the Trust of the Transaction Agreements, as the case may be, the issuance and sale of the Unit Securities by Company and the Trust, as applicable, the issuance of the Warrant Shares by the Company upon due exercise of the Warrants and the consummation by the Company and the Trust, as applicable, of the transactions contemplated hereby and thereby will not violate or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any of its subsidiaries, or an acceleration of indebtedness pursuant to, (i) the charter or bylaws of the Company or any of its subsidiaries, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or their property is or may be bound, (iii) any statute, rule or regulation applicable to the Company, any of its subsidiaries or any of their assets or properties or (iv) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company, any of its subsidiaries or their assets or properties, other than in the case of clauses (ii) through (iv), any violation, breach, default, consent, imposition or acceleration that would not reasonably be expected to have a Material Adverse Effect and except for such consents or waivers as may have been obtained by the Company or such consents or filings as may be required under the state or foreign securities or Blue Sky laws and regulations or as may be required by the National Association of Securities Dealers, Inc. (the "NASD"). No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency is required for the execution, delivery and performance by the Company and the Trust of the Transaction Agreements, as applicable, the issuance and sale of the Unit Securities by the Company, the issuance of the Warrant Shares by the Company upon due exercise of the Warrants, and the consummation by the Company and the Trust, as applicable, of the transactions contemplated hereby and thereby, except such as (i) would not reasonably be expected to have a Material Adverse Effect, (ii) would not prohibit or adversely affect the issuance of any of the Securities and (iii) have been obtained and made under the Securities Act, state or foreign securities or Blue Sky laws and regulations or such as may be required by the NASD. No consents or waivers from any other person are required for the execution, delivery and performance by the Company and the Trust of the Transaction Agreements, as applicable, the issuance and sale of the Unit Securities by the Company and the Trust, as applicable, the issuance of the Warrant Shares by the Company upon due exercise of the Warrants and the consummation by the Company of the transactions contemplated hereby and thereby, as applicable, other than such consents and waivers as (i) would not reasonably be expected to have a Material Adverse Effect, (ii) would not prohibit or adversely affect the issuance of any of the Securities and (iii) have been obtained.


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                                                                               7


          (m) Except as set forth in or contemplated by the Prospectus, there is
(i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or threatened or contemplated to which the Company or any of its subsidiaries is or may be a party or to which the business or property of the Company or any of its subsidiaries is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body and (iii) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company or any of its subsidiaries is or may be subject issued that, in the case of clauses (i), (ii) and (iii) above, (x) would, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (y) would interfere with or adversely affect the issuance of any of the Securities or (z) in any manner draw into question the validity of any of the Transaction Agreements or any of the Securities.

          (n) None of the employees of the Company and its subsidiaries is represented by a union and, to the best knowledge of the Company and its subsidiaries, no union organizing activities are taking place. Neither the Company nor any of its subsidiaries has violated any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, nor any applicable wage or hour laws, nor any provision of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder (collectively, "ERISA"), or analogous foreign laws and regulations, which would reasonably be expected to result in a Material Adverse Effect.

          (o) Each of the Company and its subsidiaries has (i) good and, in the case of real property, merchantable title to all of the properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances and restrictions, except such as are described in the Prospectus, or as would not reasonably be expected to have a Material Adverse Effect, (ii) peaceful and undisturbed possession under all leases to which it is party as lessee, (iii) all material licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all federal, state and local governmental authorities (including, without limitation, from the insurance regulatory agencies of the various jurisdictions where it conducts business) and all courts and other governmental tribunals (each, an "AUTHORIZATION") necessary to engage in the business currently conducted by it in the manner described in the Prospectus, except where failure to hold such Authorizations would not reasonably be expected to have a Material Adverse Effect, (iv) have fulfilled and performed all obligations necessary to maintain each authorization and (v) no knowledge of any threatened action, suit or proceeding or investigation that would reasonably be expected to result in the revocation, termination or suspension of any Authorization, the revocation, termination or suspension of which would reasonably be expected to have a Material Adverse Effect. Except as would not reasonably be expected to have a Material Adverse Effect, all such Authorizations are valid and in full force and effect and the Company and its subsidiaries are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto. No insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any subsidiary of the Company to its parent, other than any such orders or decrees the issuance of which could not reasonably be expected to have a Material Adverse Effect. Except as would not have a Material Adverse Effect, all leases to which the Company or any of its subsidiaries is a party are valid and binding and no default by the Company or any of its subsidiaries has occurred and is continuing thereunder, and, to the Company's knowledge, no material defaults by the landlord are existing under any such lease.

          (p) All tax returns required to be filed by the Company or any of its subsidiaries, in all jurisdictions, have been so filed. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. The Company does not know of any material proposed additional tax assessments against it or any of its subsidiaries.

          (q) Neither the Company nor any of its subsidiaries is, or after the application of the net proceeds from the sale of the Units and the planned sale of the $200 million aggregate principal amount Senior Notes of the Company (the "SENIOR NOTES") will be, an "investment company" as defined, and subject to regulation, under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the "INVESTMENT COMPANY ACT"), or analogous foreign laws and regulations.

          (r) The authorized, issued and outstanding capital stock of the Company has been validly authorized and issued, is fully paid and nonassessable and was not issued in violation of or subject to any preemptive or similar rights; and such authorized capital stock conforms in all material respects to the description thereof set forth in the Prospectus. The Company had at September 30, 2001, an authorized and outstanding capitalization as set forth in the Prospectus and, except with respect to the Warrants or otherwise as expressly set forth in the Prospectus, there are no outstanding preemptive or other rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options. There has been no change in the authorized or outstanding capitalization of the Company since the date indicated in the Prospectus, except with respect to (i) changes occurring in the ordinary course of business and (ii) changes in outstanding Common Stock and options or rights to acquire Common Stock resulting from transactions relating to the Company's employee benefit, dividend reinvestment or stock purchase plans.

          (s) The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that:
(i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the


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                                                                               9


recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

          (t) The Company and each of its subsidiaries maintains insurance covering their properties, personnel and business. Such insurance insures against such losses and risks as are adequate in accordance with the Company's perception of customary industry practice to protect the Company and its subsidiaries and their businesses. Neither the Company nor any of its subsidiaries have received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the applicable Delivery Date.

          (u) Neither the Company nor any agent thereof acting on the behalf of the Company has taken, and none of them will take, any action that might cause the execution, delivery and performance by the Company and the Trust of the Transaction Agreements, as applicable, the issuance and sale of the Unit Securities by the Company and the Trust, as applicable, the exercise of the Warrants, the issuance of the Warrant Shares by the Company upon due exercise of the Warrants and the consummation by the Company and the Trust, as applicable, of the transactions contemplated hereby and thereby to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R.
Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

          (v) Deloitte & Touche LLP ("DELOITTE & TOUCHE") and KPMG Peat Marwick LLP ("KPMG") who have certified the financial statements and supporting schedules included or incorporated by reference in the Prospectus are independent accountants as required by the Securities Act. The consolidated historical statements together with the related schedules and notes fairly present, in all material respects, the consolidated financial condition and results of operations of the Company and its subsidiaries at the respective dates and for the respective periods indicated, in accordance with generally accepted accounting principles consistently applied throughout such periods, except as stated therein. Other financial and statistical information and data included or incorporated by reference in the Prospectus, historical and pro forma, are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements, except as may otherwise be indicated therein, and the books and records of the Company and its subsidiaries.

          (w) The 2000 statutory annual statements of each of RGA Reinsurance Company, a Missouri insurance corporation, Reinsurance Company of Missouri Incorporated and RGA Life Reinsurance Company of Canada (collectively, the "INSURANCE SUBSIDIARIES") and the statutory balance sheets and income statements included in such statutory annual statements together with related schedules and notes, have been prepared, in all material respects, in conformity with statutory accounting principles or practices required or permitted by the appropriate Insurance Department of the jurisdiction of domicile of each such subsidiary, and such statutory accounting practices have been applied on a consistent basis throughout the periods involved, except as may otherwise be indicated therein or in the notes thereto, and present fairly, in all material respects, the statutory financial position of the Insurance Subsidiaries as of the dates thereof, and the statutory basis results of operations of the Subsidiaries for the periods covered thereby.

          (x) The Company and the Insurance Subsidiaries have made no material changes in their insurance reserving practices since December 31, 2000, except where such change in such insurance reserving practices would not reasonably be expected to have a Material Adverse Effect.

          (y) The Company is not aware of any threatened or pending downgrading of RGA Reinsurance Company's "A+" or any other Significant Subsidiaries' claims-paying ability rating from A.M. Best Company, Inc. or financial strength rating of "AA" and "A1" from Standard & Poor's Rating Services, Inc. and Moody's Investor Services, respectively.

          (z) Except as described in the Prospectus, with respect to MetLife (as defined below) and General American Life Insurance Company ("GENERAL AMERICAN"), there are no contracts, agreements or understandings between the Company, any of the subsidiaries of the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person and MetLife and General American have executed agreements waiving their rights to require registration of any securities of the Company held by MetLife as a result of the transaction contemplated hereby.

          (aa) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware, 12 Del. C. ss. 3801 et seq. (the "DELAWARE BUSINESS TRUST ACT"), with the power and authority (trust and other) to own property and conduct its business as described in the Prospectus, and has conducted and will conduct no business other than the transactions contemplated by the Prospectus.

          (bb) Each of the Administrative Trustees is either an officer or employee of the Company or one of its subsidiaries and has been duly authorized by the Company or such subsidiary to serve in such capacity and to execute and deliver the Amended and Restated Trust Agreement.

          (cc) The Trust is not a party to or bound by any agreement or instrument other than the Transaction Agreements to which it is a party and the agreements and instruments contemplated by the Amended and Restated Trust Agreement and described in the Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by the Transaction Agreements to which it is a party and described in the Prospectus; and the Trust is not a party to or subject to any action, suit or proceeding of any nature.

          (dd) Each of the Company and the Trust has all requisite corporate and trust power and authority, as applicable, to execute, issue and deliver the Transaction Agreements and the Securities and to perform its respective obligations thereunder; each Transaction Agreement to which the Company and the Trust is a party has been duly authorized by the Company or the

Trust, as applicable, and each Transaction Agreement, when duly executed and delivered by the Company and the Trust, and assuming due authorization, execution and delivery thereof by the other parties thereto, will constitute a valid and binding agreement of the Company and the Trust, as applicable, enforceable against the Company and the Trust, as applicable, in accordance with its terms, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent transfer or similar laws now or hereinafter in effect relating to or affecting creditors' rights generally and by general principles of equity, including, without limitation, concepts of reasonableness, materiality, good faith and fair dealing, (ii) that the remedies of specific performance and injunctive and other forms of equitable relief are subject to general equitable principles, whether such enforcement is sought at law or in equity, (iii) that such enforcement may be subject to the discretion of the court before which any proceedings therefore may be brought and (iv) with respect to the rights of indemnification and contribution under this Agreement and the Remarketing Agreement, which enforcement thereof may be limited by federal or state securities laws or the policies underlying such laws (such exceptions, collectively, the "STANDARD QUALIFICATIONS"). Each of the Transaction Agreements conforms or will conform, as the case may be, when executed and delivered in all material respects to the description thereof contained in the Prospectus. The Indenture, the Amended and Restated Trust Agreement and the Guarantee Agreement shall have been qualified under the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (such exceptions, collectively, the "TRUST INDENTURE Act"); and the Indenture, the Amended and Restated Trust Agreement and the Guarantee Agreement conform in all material respects to the requirements of the Trust Indenture Act.

          (ee) Each of the Company and the Trust has all requisite corporate and trust power and authority, as applicable, to execute, issue and deliver the Units and to perform its obligations thereunder; the Units have been duly authorized for issuance and sale by the Company and the Trust pursuant to this Agreement, the Unit Agreement, the Amended and Restated Trust Agreement and the Warrant Agreement (collectively, the "UNIT DOCUMENTS") and, when duly issued, authenticated and delivered pursuant to the provisions of the Unit Agreements against payment of the consideration thereof in accordance with this Agreement, the Units will be valid and binding obligations of the Company and the Trust, enforceable against the Company and the Trust and entitled to the benefits of the Unit Documents, except for the Standard Qualifications.

          (ff) The Preferred Securities have been duly authorized for issuance and sale by the Trust pursuant to this Agreement, the Unit Documents and the Amended and Restated Trust Agreement and, when duly issued, authenticated and delivered pursuant to the provisions of this Agreement, the Unit Documents and the Amended and Restated Trust Agreement against payment of the consideration thereof in accordance with this Agreement, the Preferred Securities will be duly and validly issued, fully paid and nonassessable interests in the Trust.

          (gg) The Warrants have been duly authorized for issuance and sale by the Company pursuant to this Agreement, the Unit Agreement, and the Warrant Agreement and, when duly issued, countersigned and delivered pursuant to the provisions of this Agreement, the Unit Agreement and the Warrant Agreement against payment of the consideration therefor in accordance with this Agreement and the Warrant Agreement, the Warrants will be valid and binding obligations of the Company, enforceable against the Company and entitled to the benefits of the Warrant Agreement, except for the Standard Qualifications.

          (hh) The Debentures have been duly authorized for issuance and sale by the Company pursuant to this Agreement and the Indenture and, when duly issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture, against payment of the consideration therefor in accordance with this Agreement, the Debentures will be valid and binding obligations of the Company, enforceable against the Company and entitled to the benefits of the Indenture, except for the Standard Qualifications.

          (ii) The Warrant Shares have been duly authorized and reserved for issuance by the Company upon exercise of the Warrants, and the Warrant Shares, when duly issued and delivered upon such exercise in accordance with the terms of the Warrant Agreement and, assuming payment for such Warrant Shares in the manner contemplated by the Unit Agreement and Warrant Agreement, will be validly issued, free of preemptive rights, fully paid and nonassessable.

          (jj) Neither the Company, nor to its knowledge, any of its Affiliates (as defined in Regulation C of the Securities Act, an "AFFILIATE"), has taken, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Securities to facilitate the sale or resale of such securities.

          (kk) No event has occurred nor has any circumstance arisen which, had the Securities been issued on the date hereof, would constitute a default or an event of default under the Indenture, the Amended and Restated Trust Agreement or the Guarantee Agreement.

          (ll) Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

          2. Purchase of the Unit Securities by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, each of the Company and the Trust agree to sell to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company and the Trust the Firm Units set forth opposite that Underwriter's name in Schedule 1 hereto. The price of the Firm Units shall be 97.0% of the stated amount thereof. The Company shall not be obligated to deliver any of the Securities to be delivered on the Delivery Date except upon payment for all the Securities to be purchased on the Delivery Date as provided herein.

          3. Offering of Units by the Underwriters. The several Underwriters propose to offer the Units for sale upon the terms and conditions set forth in the Prospectus.

          4. Delivery of and Payment for the Unit Securities. (a) Delivery of and payment for the Firm Units shall be made at the office of Simpson

Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, at 10:00 a.m. (New York City time) on the third full business day (or on the fourth full business day if the pricing of the Units occurs after 4:30 p.m., New York City time, on the date hereof) following the date of this Agreement, or at such other date or place as shall be determined by agreement between the Underwriters and the Company (such date and time of delivery and payment for the Firm Units, the "FIRST DELIVERY DATE"). On the First Delivery Date, the Company shall deliver or cause to be delivered certificates representing the Units to the Underwriters for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Units shall be registered in such names and in such denominations as Lehman Brothers Inc. shall request in writing not less than two full business days prior to the First Delivery Date.

          (a) The Company and the Trust hereby grant the Option to the Underwriters to purchase the Option Units at the same purchase price as the Underwriters shall pay for the Firm Units. The Option may be exercised in whole or in part from time to time at any time not more than 30 days subsequent to the date of this Agreement upon notice in writing delivered by facsimile by the Lehman Brothers Inc., on behalf of itself and the other Underwriters to the Company setting forth the number of whole Option Units as to which the Underwriters are exercising the Option.

          The date for the delivery of and payment for the Option Units, being herein referred to as an "OPTION DELIVERY DATE", which may be the First Delivery Date (the First Delivery Date and the Option Delivery Date, if any, being sometimes referred to as a "DELIVERY DATE"), shall be determined by the Underwriters but shall not be later than five full business days after written notice of election to purchase Option Units is given. On the Second Delivery Date, the Company shall deliver or cause to be delivered certificates representing the Units to the Underwriters for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Units shall be registered in the name specified in paragraph (c) below and in such denominations as Lehman Brothers Inc. shall request in writing not less than two full business days prior to the Second Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Option Units.

          (b) The Company will deliver, against payment of the purchase price, the Units in the form of one or more permanent global certificates (the "GLOBAL UNITS"), registered in the name of Cede & Co., as nominee for The Depository Trust Company ("DTC"). The Global Units will be made available, at the request of the Underwriters, for checking at least 24 hours prior to the Delivery Date.

          5. Further Agreements of the Company and the Trust. The Company and the Trust further agree:

          (a) To prepare the Prospectus in a form approved by Lehman Brothers Inc. which approval shall not be unreasonably withheld or delayed, and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to any Delivery Date except as permitted herein; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Units; to advise the Underwriters, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information (other than in connection with the issuance of Warrant Shares upon exercise of the Warrants); and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its reasonable best efforts to obtain its withdrawal provided that this paragraph
(a) and paragraphs (c), (d) and (e) below shall not apply to the Company's obligation, if any, to deliver a current prospectus at the time of the issuance of Warrant Shares upon exercise of the Warrants, in connection with a redemption of or exchange for the Warrants or in connection with any remarketing of the Preferred Securities;

          (b) To furnish promptly to the Underwriters and to counsel for the Underwriters a signed or facsimile signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

          (c) To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statements as originally filed with the Commission and each amendment thereto (in each case excluding exhibits) and (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Units or any Securities and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Underwriters and, upon their request, to prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

          (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the reasonable judgment of the Company or Lehman Brothers Inc., be required by the Securities Act or is requested by the Commission;

          (e) For so long as the delivery of a prospectus is required in connection with the initial offering or sale of the Units, prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus and any document incorporated by reference in the Prospectus pursuant to Rule 424 of the Securities Act, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and obtain the consent of Lehman Brothers Inc. to the filing;

          (f) As soon as practicable after the Effective Date, to make generally available to the Company's security holders and to deliver to the Underwriters an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 of the Securities Act);

          (g) Promptly from time to time, to take such action as Lehman Brothers Inc. may reasonably request to qualify the Units for offering and sale under the securities laws of such jurisdictions in the United States and Canada as Lehman Brothers Inc. may request and in such other jurisdictions as the Company and Lehman Brothers Inc. may mutually agree, and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided that, in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (h) Not to take, directly or indirectly, any action which is designed to stabilize or manipulate, or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation, of the price of any security of the Company in connection with the initial offering of the Units (except after consultation with the Underwriters and as may be permitted by under federal securities laws);

          (i) To use its best efforts to cause the Securities to be accepted for clearance and settlement through the facilities of DTC;

          (j) To use its commercially reasonable efforts to cause the Units to be listed on the New York Stock Exchange by the First Delivery Date;

          (k) To execute and deliver each of the Transaction Agreements (other than this Agreement) in form and substance reasonably satisfactory to the Company and to Lehman Brothers Inc.;

          (l) To apply the net proceeds from the issuance of the Units and the contemplated sale of Senior Notes as set forth under "Use of Proceeds" in the Prospectus;

          (m) To take such steps as shall be necessary to ensure that the Company or any of its subsidiaries (other than the Trust) and use its reasonable best efforts to ensure that the Trust shall not become an "investment company" as defined, and subject to regulation, under the Investment Company Act; and

          (n) For a period of 90 days after the date of the Prospectus not to
(i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any of the Securities or any other securities that are substantially similar to the Securities or any securities convertible into or exercisable or exchangeable for any of the Securities or such other securities (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of any of the Securities or such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of any of the Securities or such other securities, in cash or otherwise without the prior written consent of Lehman Brothers Inc., which shall not be unreasonably withheld or delayed, except that the foregoing restrictions do not apply to (A) the issuance by the Company of shares of Common Stock or options or rights to acquire shares of Common Stock pursuant to employee benefit plans existing on the date hereof, including, without limitation, stock option and restricted stock plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date hereof, (B) the issuance of the Securities to be sold hereunder, (C) the issuance or transfer of any of the Securities pursuant to existing reservations, agreements and stock incentive plans, (D) shares of Common Stock issued in connection with acquisitions of unaffiliated entities or assets or businesses from unaffiliated entities, provided that, such shares are issued in a transaction in clause (D) which is not registered under the Securities Act and the acquiror of such shares enters into an agreement substantially in the form of Schedule 3 hereto, and (E) the issuance and sale of the Senior Notes. In addition, the Company shall cause each of Metropolitan Life Insurance Company and each of its affiliates (collectively, "METLIFE") and Equity Intermediary Company which own, directly or indirectly, any shares of capital stock of the Company to enter into an agreement with the Underwriters, the form of which is contained in Schedule 3 hereto, to the effect of the agreement of the Company and the Trust contained in this paragraph and deliver such agreements by the date hereof, and the Company shall cause the executive officers and directors of the Company, each of which are listed on Schedule 4 hereof, to enter into an agreement with the Underwriters, the form of which is contained in Schedule 5 hereto, to the effect of the agreement of the Company and the Trust contained in this paragraph and deliver such agreements by the date hereof.

          6. Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, the Company agrees to pay: (a) the costs incident to the issuance, sale and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto any Preliminary Prospectus and any Prospectus or any amendment or supplement thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, in each case, as provided in this Agreement; (d) the costs of distributing the terms of any agreement relating to the organization of the underwriting syndicate and selling group to the members thereof, by mail, telex or other reasonable means of communication;
(e) the costs, if any, of producing and distributing the Transaction Agreements;
(f) the fees and expenses of qualifying the Unit Securities and, if applicable, the Warrant Shares under the securities laws of the several jurisdictions in the United States and Canada as provided in Section 3(c) and of preparing, photocopying and distributing U.S. and, if applicable, Canadian Blue Sky memoranda (including reasonable related fees and expenses of counsel to the Underwriters in connection therewith); (g) the expenses of the Company and the Underwriters in connection with the marketing and offering of the Units, including, if applicable, all reasonable costs and expenses incident to the preparation of "road show" presentation or comparable marketing materials and the road show traveling expenses of the Company in connection with the offering of the Units; (h) all fees and expenses incurred in connection with any rating of the Unit Securities; (i) all expenses and fees in connection with the application for listing of the Units and the Warrant Shares on the New York Stock Exchange (the "NYSE"); subject to official notice of issuance; (j) the fees and expenses of the Company's and the Trust's counsel and independent accountants and the fees and expenses (including fees and disbursements of counsel) of the Unit Agent, Warrant Agent, the Property Trustee, the Guarantee Trustee, the Administrative Trustees and the Indenture Trustee; (k) the costs and charges of any registrar, transfer agent, paying agent and exchange agent under the Transaction Agreements; and (l) all other costs and expenses incident to the performance of the obligations of the Company and the Trust under this Agreement; provided, however, that, except as provided in this Section 6 and in
Section 11, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel and any transfer taxes on the Units which they may sell.

          7. Conditions of the Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company and the Trust contained herein, to the performance by the Company of its obligations hereunder, and to the satisfaction of each of the following additional conditions and agreements:

          (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with in all material respects.

          (b) No Underwriter shall have discovered and disclosed to the Company on or prior to any Delivery Date, that, in the opinion of Simpson Thacher & Bartlett, counsel to the Underwriters, the Registration Statement or any amendment thereto, contained, as of the Effective Date, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any supplement thereto, contains and will contain, as of the date hereof and any applicable Delivery Date, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of the Registration Statement, the Preliminary Prospectus, the Prospectus, the Transaction Agreements and the Securities, and all other legal matters relating to the offering, issuance and sale of the Securities and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to counsel to the Underwriters.

          (d) Bryan Cave LLP, special counsel to the Company, shall have furnished to the Underwriters its written opinion, addressed to the Underwriters and dated such Delivery Date to the Underwriters, in form and substance reasonably satisfactory to the Underwriters, substantially to the effect that:

               (i) The Registration Statement was declared effective under the Securities Act, and each of the Indenture, the Amended and Restated Trust Agreement and the Guarantee Agreement was qualified under the Trust Indenture Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Securities Act specified in such opinion on the date specified therein; and no stop order suspending the effectiveness of the Registration Statements has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission.

               (ii) The Registration Statement and the Prospectus (excluding any documents incorporated by reference therein) and any further amendments or supplements thereto made by the Company prior to the applicable Delivery Date (other than the financial statements and notes thereto and related schedules and other financial, statistical and accounting data contained therein or omitted therefrom, as to which such counsel need express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the Securities Act, and the

     Indenture, the Amended and Restated Trust Agreement and the Guarantee Agreement conform in all material respects to the requirements of the Trust Indenture Act.

               (iii) The Company has duly authorized, executed and delivered this Agreement.

               (iv) The Unit Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and binding obligation of the Company and the Trust, enforceable against the Company and the Trust in accordance with its terms.

               (v) The Warrant Agreement has been duly authorized by the Company and, assuming due authorization, execution and delivery by the Underwriters and the Warrant Agent, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

               (vi) The Guarantee Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Guarantee Trustee, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms.

               (vii) Each of the Original Indenture and the Supplemental Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Indenture Trustee, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

               (viii) The Remarketing Agreement has been duly authorized by the Company and, assuming due authorization, execution and delivery by the Remarketing Agent, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

               (ix) The Units have been duly authorized, executed and issued by the Company and, assuming due authentication of the Units by the Trust and the Unit Agent and upon payment for and delivery of the Units in accordance with this Agreement and the other Unit documents, the Units will be valid and binding obligations of the Company and the Trust, enforceable against the Company and the Trust and entitled to the benefits of the Unit Agreement.

               (x) The Warrants have been duly authorized, executed and issued by the Company and, assuming the Warrants are duly countersigned by the Warrant Agent, and upon payment for and delivery of the Warrants in accordance with this Agreement, the Unit Agreement and the Warrant Agreement, the Warrants will be valid and binding obligations of the Company, enforceable against the Company and entitled to the benefits of the Unit Agreement and the Warrant Agreement.

               (xi) The Debentures have been duly authorized, executed and issued by the Company and, assuming due authentication of the Debentures by the Indenture Trustee, and upon payment for and delivery of the Debentures in accordance with the Amended and Restated Trust Agreement and the Indenture, the Debentures will be valid and binding obligations of the Company, enforceable against the Company and entitled to the benefits of the Indenture.

               (xii) The Warrant Shares have been duly reserved for issuance by the Company, provided that such opinion may be based solely on the number of Warrant Shares issuable as of such Delivery Date, without regard to the anti-dilution provisions of the Warrants, and, assuming any additional Warrant Shares which are issuable based on such anti-dilution provisions have been duly reserved for issuance by the Company, Warrant Shares, when issued in accordance with the Warrant Agreement, will be validly issued, fully paid and nonassessable, and the issuance of the Warrant Shares will not be subject to any preemptive or similar rights.

               (xiii) The statements contained in the Prospectus under the captions "Description of the Units", "Description of the Warrants", "Description of the Preferred Securities", "Description of the Debentures", "Description of the Guarantee", "Relationship Among the Preferred Securities, The Debentures and The Guarantee" including in each case any statements referred to in the applicable section of the base prospectus included in the Prospectus, "Description of the Capital Stock of RGA", insofar as such statements purport to summarize certain provisions of the Transaction Agreements and the Securities, as the case may be, constitute accurate summaries of the provisions described therein in all material respects and the Securities conform in all material respects to the summaries thereof in such sections.

               (xiv) (a) Such opinion shall include a statement to the effect that it confirms the opinions set forth in the Prospectus under the caption "Material United States Federal Income Tax Consequences" and (b) the statements set forth in the Prospectus under the caption "Material United States Federal Income Tax Consequences," insofar as they purport to constitute summaries of matters of United States federal income tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

               (xv) The execution and delivery by the Company and the Trust of the Transaction Agreements, as applicable, the issuance and sale of the Unit Securities by the Company and the Trust, as applicable, the issuance of the Warrant Shares upon due exercise of the Warrants and the compliance by the Company and the Trust with all of the provisions of the Transaction Agreements (other than compliance by the Company and the Trust with securities, corporation and trust laws, as applicable, in connection with any redemption of or exchange for the Warrants or any remarketing or exchange of Preferred Securities or the Debentures, as to which such counsel need not express any opinion) will not conflict with or result in a breach or violation of any U.S. federal or Missouri statute, rule or regulation reasonably recognized by such counsel as applicable to transactions of this kind, or, to such counsel's knowledge, any order of any U.S. federal or Missouri court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets.

               (xvi) No consent, approval, authorization, order, license, registration or qualification of or with any U.S. federal or Missouri governmental agency or body is required for the issuance and sale of the Unit Securities by the Company and the Trust, the issuance of the Warrant Shares by the Company upon due exercise of the Warrants and the compliance by the Company and the Trust with all of the provisions of the Transaction Agreements (other than compliance by the Company and the Trust with securities, corporation and trust laws, as applicable, in connection with any redemption of or exchange for the Warrants or any remarketing or exchange of Preferred Securities or the Debentures, as to which such counsel need not express any opinion), except such consents, approvals, authorizations, orders, licenses, registrations or qualifications which have been obtained or made or as may be required under state securities or Blue Sky Laws in connection with the purchase and distribution of the Securities by the Underwriters.

     The opinions described in paragraph numbers (iv) through (xi) above may be subject to the effect of applicable bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, arrangement and assignment for the benefit of creditors laws, and other similar laws relating to or affecting the rights and remedies of creditors generally. The opinions may also be subject to the effect of general principles of equity, whether applied by a court of law or equity, including, but not limited to, principles (i) governing the availability of specific performance, injunctive relief or other equitable remedies, (ii) affording equitable defenses (e.g., waiver, laches and estoppel) against a party seeking enforcement, (iii) requiring good faith and fair dealing in the performance and enforcement of a contract by the party seeking its enforcement,
(iv) requiring reasonableness in the performance and enforcement of an agreement by the party seeking its enforcement, (v) requiring consideration of the materiality of a breach or the consequences of the breach to the party seeking its enforcement, (vi) requiring consideration of the impracticability or impossibility of performance at the time of attempted enforcement and (vii) affording defenses based upon the unconscionability of the enforcing party's conduct after the parties have entered into the contract. Such opinions may also be subject to the effect of generally applicable rules of law that (i) may, where less than all of a contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange, and (ii) govern and afford judicial discretion regarding the determination of damages and entitlement to attorneys' fees and other costs. Such opinions may also be subject to the qualification that the enforceability of any indemnification or contribution provisions set forth in any documents or agreements referred to herein may be limited by federal or state securities laws or by public policy.

     In addition, the opinions of such counsel described in this paragraph shall be rendered to the Underwriters at the request of the Company and shall so state therein. Such opinions may recite that no opinion is expressed with respect to, and that such counsel is not passing upon, and does not assume responsibility for (i) any matters concerning The Depository Trust Company or its policies, practices or procedures or (ii) any matters relating to insurance laws, statutes, rules, regulations or policies. In addition, such opinions may contain customary recitals, conditions and qualifications.

     In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Company and the Trust, representatives of Deloitte & Touche, the Underwriters and their counsel in connection with the preparation of the Registration Statement and the Prospectus at which conferences the contents of the Registration Statement and the Prospectus were discussed, reviewed and revised. Although such counsel is not passing upon, and does not assume responsibility for, the accuracy, completeness or fairness of such statements and has not made any independent investigation thereof (except as indicated above), on the basis of the information which was developed in the course thereof, considered in light of such counsel's understanding of applicable law and experience such counsel has gained through its practice thereunder, such counsel will advise the Underwriters that such counsel has no reason to believe that (i) the Registration Statement, on the Effective Date, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the Prospectus as such Prospectus may have been amended or supplemented, if applicable), at the time such Prospectus was circulated and on the applicable Delivery Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel need not express any view as to the financial statements, notes and schedules or any other financial, statistical or accounting data included or incorporated by reference in or omitted from the Registration Statement and the Prospectus.

          (e) James E. Sherman, Esq., Senior Vice President, General Counsel and Secretary of the Company, shall have furnished to the Underwriters his written opinion, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriters, substantially to the effect that:

               (i) The Company and each of its Significant Subsidiaries which are incorporated in the United States has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business in all material respects as it is currently being conducted and as described in the Prospectus, and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction described in Schedule 6 in which the ownership, leasing and operation of its property and the conduct of its business requires such qualification (except where the failure to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect).

               (ii) The entities listed on Schedule 2 hereto are the only subsidiaries, direct or indirect, of the Company. Except as otherwise set forth in the Prospectus, the

     Company owns, directly or indirectly through other subsidiaries, the percentage indicated on Schedule 2 of the outstanding capital stock or other securities evidencing equity ownership of such subsidiaries, free and clear of any security interest and, to the knowledge of such counsel, any claim, lien, limitation on voting rights or encumbrance; and all of such securities have been duly authorized, validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. There are no outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any such shares of capital stock or other equity interest of such subsidiaries owned by the Company.

               (iii) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Agreements and the Unit Securities and to consummate the transactions contemplated hereby or thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Units and the Warrant Shares as provided herein and in the Warrant Agreement.

               (iv) The Company had an authorized capitalization as of September 30, 2001 as set forth in the Prospectus.

               (v) To the knowledge of such counsel, neither the Company nor any of its Significant Subsidiaries which are incorporated in the United States is (i) in violation of its respective charter or bylaws, (ii) is in default in the performance of any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or in any other instrument, indenture, mortgage, deed of trust, retrocessional treaty or arrangement, or other material agreement to which it is a party or by which it is bound or to which any of its properties is subject or
     (iii) is in violation of any U.S. federal or Missouri law, statute, rule, regulation, judgment or court decree applicable to the Company or its Significant Subsidiaries which are incorporated in the United States, except in the case of clauses (ii) and (iii) for any such violation or default which would not reasonably be expected to have a Material Adverse Effect.

               (vi) The execution and delivery by the Company and the Trust of the Transaction Agreements, as the case may be, the issuance and sale of the Unit Securities, the issuance of the Warrant Shares by the Company upon due exercise of the Warrants and the compliance by the Company and the Trust with all of the provisions of the Transaction Agreements will not violate or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any of its Significant Subsidiaries which are incorporated in the United States, or an acceleration of indebtedness pursuant to, (i) the charter or bylaws of the Company or any of its Significant Subsidiaries which are incorporated in the United

     States, including the Amended and Restated Trust Agreement and the Trust Certificate, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument known to such counsel to which the Company or any of its Significant Subsidiaries which are incorporated in the United States is a party or by which any of them or their property is or may be bound (other than compliance by the Company and the Trust with securities, corporation and trust laws, as applicable, in connection with any redemption of or exchange for the Warrants or any remarketing or exchange of Preferred Securities or the Debentures, as to which such counsel need not express any opinion), (iii) any U.S. federal or Missouri statute, rule or regulation reasonably recognized by such counsel as applicable to transactions of this kind, or (iv) any judgment, order or decree known to such counsel of any U.S. federal or Missouri court or governmental agency or authority having jurisdiction over the Company, any of its Significant Subsidiaries which are incorporated in the United States or their assets or properties, except for any such violations, breaches or defaults which would not reasonably be expected to have a Material Adverse Effect and except for such consents as may have been obtained by the Company or such consents or filings as may be required or such as may be required under state or foreign securities or Blue Sky laws and regulations or such as may be required by the NASD. No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any governmental agency, body, administrative agency or, to the knowledge of such counsel, any court, is required for the execution and delivery by the Company and the Trust of the Transaction Agreements, as the case may be, the issuance and sale of the Unit Securities by the Company and the Trust, the issuance of the Warrant Shares by the Company upon due exercise of the Warrants and the compliance by the Company and the Trust with all of the provisions of the Transaction Agreements (other than compliance by the Company and the Trust with securities, corporation and trust laws, as applicable, in connection with any redemption of or exchange for the Warrants or any remarketing or exchange of Preferred Securities or the Debentures, as to which such counsel need not express any opinion), except such as (i) would not reasonably be expected to have a Material Adverse Effect, (ii) would not prohibit or adversely affect the issuance of the Unit Securities and the exercise of the Warrants, if at all, or (iii) may be required under state or foreign securities or Blue Sky laws and regulations or such as may be required by the NASD. No consents or waivers from any other person are required for the execution and delivery by the Company and the Trust of the Transaction Agreements, as the case may be, the issuance and sale of the Unit Securities by the Company and the Trust, the issuance of the Warrant Shares by the Company upon due exercise of the Warrants and the compliance by the Company and the Trust with all of the provisions of the Transaction Agreements (other than compliance by the Company and the Trust with securities, corporation and trust laws, as applicable, in connection with any redemption of or exchange for the Warrants or any remarketing or exchange of Preferred Securities or the Debentures, as to which such counsel need not express any opinion), other than such consents and waivers as (i) would not reasonably be expected to have a Material Adverse Effect, (ii) would not prohibit or adversely affect the issuance of the Unit Securities and the exercise of the Warrants, if at all, or (iii) have been obtained.

               (vii) To the best knowledge of such counsel, the Company and each of its Significant Subsidiaries which are incorporated in the United States has (i) all Authorizations necessary to engage in the business currently conducted by it in the manner described in the Prospectus, except where failure to hold such Authorizations would not have a Material Adverse Effect and (ii) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. To the best knowledge of such counsel and except as would not have a Material Adverse Effect, all such Authorizations are valid and in full force and effect and the Company and its Significant Subsidiaries which are incorporated in the United States are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto. Except as described in the Prospectus, no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any Significant Subsidiary which is incorporated in the United States of the Company to its parent, other than any such orders or decrees the issuance of which could not reasonably be expected to have a Material Adverse Effect.

               (viii) Neither the Company nor any of its subsidiaries (including the Trust) is, or after the application of the net proceeds from the sale of the Units and the concurrent sale of the Senior Notes will be, an "investment company" as defined, and subject to regulation under, the Investment Company Act.

               (ix) The Incorporated Documents or any further amendment or supplement thereto made by the Company prior to the applicable Delivery Date (other than the financial statements, notes and schedules or any other financial, statistical or accounting data included or incorporated by reference in or omitted from the Incorporated Documents, as to which such counsel need express no opinion), when they were filed with the Commission and as of such Delivery Date, complied and comply, as the case may be, as to form in all material respects with the requirements of the Exchange Act.

               (x) To the best of such counsel's knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act which have not been described or filed as exhibits to the Registration Statement.

     In addition, such counsel shall state that he has, or members of his staff have, participated in conferences with other officers and other representatives of the Company and the Trust, representatives of Deloitte & Touche, the Underwriters and their counsel in connection with the preparation of the Registration Statements and the Prospectus at which conferences the contents of the Registration Statements and the Prospectus were discussed, reviewed and revised. Although such counsel is not passing upon, and does not assume responsibility for, the accuracy, completeness or fairness of such statements and has not made any independent investigation thereof (except as indicated above), on the basis of the information which was developed in the course thereof, such counsel will advise the Underwriters that such counsel has no reason to believe that (i) the Registration Statement, on the Effective Date, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the Prospectus as such Prospectus may have been amended or supplemented, if applicable), at the time such Prospectus was circulated and on the applicable Delivery Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel need not express any view as to the financial statements, notes and schedules or any other financial, statistical or accounting data included or incorporated by reference in or omitted from the Registration Statement and the Prospectus.

     The opinions of such counsel described in this paragraph shall be rendered to the Underwriters at the request of the Company and shall so state therein. Such opinions may contain customary recitals, conditions and qualifications.

          (f) Shibley Righton LLP shall have furnished to the Underwriters its written opinion, as special Canadian counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriters, substantially to the effect that:

               (i) Each of the Company's Canadian subsidiaries has been duly incorporated and is existing under the laws of its respective jurisdiction of incorporation or continuance, as the case may be, has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as it is currently being conducted and as described in the Prospectus and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the ownership, leasing and operation of its property and the conduct of its business requires such qualification (except where the failure to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect).

               (ii) The execution, delivery and performance by the Company and the Trust of the Transaction Agreement, as the case may be, the issuance and sale of the Unit Securities, the exercise of the Warrants, the issuance of the Warrant Shares and the consummation of the transactions contemplated hereby and thereby will not violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company's Canadian subsidiaries, or an acceleration of indebtedness pursuant to, (i) the constating documents of any of the Company's Canadian subsidiaries, (ii) any material bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument known to such counsel to which any of the Company's Canadian subsidiaries is a party or by which any of them or their property is or may be bound, (iii) any material statute, rule or regulation known to such counsel to be applicable to any of the Company's Canadian subsidiaries or any of their assets or properties, or (iv) any material judgment, order or decree known to such counsel of any Canadian court or governmental agency or authority having jurisdiction over any of the Company's Canadian subsidiaries or their assets or properties. No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any Canadian court or governmental agency, body or administrative agency is required for the execution, delivery and performance by the Company and the Trust of the Transaction Agreements, as the case may be, the issuance and sale of the Unit Securities, the exercise of the Warrants, the issuance of the Warrant Shares and the consummation of the transactions contemplated hereby and thereby.

               (iii) To the best knowledge of such counsel, no action has been taken and no Canadian statute, rule or regulation or order has been enacted, adopted or issued by any Canadian governmental agency that prevents the issuance of the Securities; no injunction, restraining order or order of any nature by a Canadian court of competent jurisdiction has been issued that prevents the issuance of the Securities and to the best knowledge of such Counsel, no action, suit or proceeding is pending against or affecting or threatened against, any of the Company's Canadian subsidiaries before any court or arbitrator or any governmental body, agency or official which, if adversely determined, would prohibit, interfere with or adversely affect the offer or issuance of the Unit Securities or in any manner draw into question the validity of the Transaction Agreements or the Securities.

               (iv) To the best knowledge of such counsel, each of the Company's Canadian subsidiaries has (i) all Authorizations necessary to engage in the business currently conducted by it in the manner described in the Prospectus, except where failure to hold such Authorizations would not have a Material Adverse Effect and (ii) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. To the best of such counsel's knowledge, all such Authorizations are valid and in full force and effect and the Company's Canadian subsidiaries are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto. To the best of such counsel's knowledge, no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any subsidiary of the Company to its parent.

          The opinions of such counsel described in this paragraph shall be rendered to the Underwriters at the request of the Company and shall so state therein. Such opinions may contain customary recitals, conditions and qualifications.

          (g) Chancery Chambers shall have furnished to the Underwriters its written opinion, as special Barbados counsel to the Company addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriters, substantially to the effect that:

               (i) Each of the Company's Barbados subsidiaries has been duly incorporated and is validly existing under the laws of its respective jurisdiction of incorporation, has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as it is currently being conducted and as described in the Prospectus and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the ownership, leasing and operation of its property and the conduct of its business requires such qualification (except where the failure to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect).

               (ii) The execution, delivery and performance by the Company and the Trust of the Transaction Agreement, as the case may be, the issuance and sale of the Unit Securities, the exercise of the Warrants, the issuance of the Warrant Shares and the consummation of the transactions contemplated hereby and thereby will not violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company's Barbados subsidiaries, or an acceleration of indebtedness pursuant to, (i) the constating documents of any of the Company's Barbados subsidiaries, (ii) any material bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument known to such counsel to which any of the Company's Barbados subsidiaries is a party or by which any of them or their property is or may be bound, (iii) any material statute, rule or regulation known to such counsel to be applicable to any of the Company's Barbados subsidiaries or any of their assets or properties, or (iv) any material judgment, order or decree of any Barbados court or governmental agency or authority having jurisdiction over any of the Company's Barbados subsidiaries or their assets or properties. No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any Barbados court or governmental agency, body or administrative agency is required for the execution, delivery and performance by the Company and the Trust of the Transaction Agreements, as the case may be, the issuance and sale of the Unit Securities, the exercise of the Warrants, the issuance of the Warrant Shares and the consummation of the transactions contemplated hereby and thereby.

               (iii) To the best knowledge of such counsel, no action has been taken and no Barbados statute, rule or regulation or order has been enacted, adopted or issued by any Barbados governmental agency that prevents the issuance of the Securities; no injunction, restraining order or order of any nature by a Barbados court of competent jurisdiction has been issued that prevents the issuance of the Securities and to the best knowledge of such Counsel, no action, suit or proceeding is pending against or affecting or threatened against, any of the Company's Barbados subsidiaries before any court or arbitrator or any governmental body, agency or official which, if adversely determined, would prohibit, interfere with or adversely affect the issuance or marketability of the Unit Securities or in any manner draw into question the validity of the Transaction Agreements or the Securities.

               (iv) To the best knowledge of such counsel, each of the Company's Barbados subsidiaries has (i) all Authorizations necessary to engage in the business currently conducted by it in the manner described in the Prospectus, except where failure to hold such Authorizations would not have a Material Adverse Effect and (ii) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. To the best of such counsel's knowledge, all such Authorizations are valid and in full force and effect and the Company's Barbados subsidiaries are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto. To the best of such counsel's knowledge, no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any subsidiary of the Company to its parent.

          The opinions of such counsel described in this paragraph shall be rendered to the Underwriters at the request of the Company and shall so state therein.

          (h) Richards Layton & Finger, P.A. shall have furnished to the Underwriters its written opinion, as special Delaware counsel to the Trust, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriters, substantially to the effect that:

               (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act and all filings required under the Delaware Business Trust Act with respect to the creation and valid existence of the Trust as a business trust in the State of Delaware have been made.

               (ii) Under the Amended and Restated Trust Agreement and the Delaware Business Trust Act, all necessary trust action has been taken on the part of the Trust to duly authorize the execution and delivery of the Transaction Agreements to which the Trust is a party and the execution and delivery of the Preferred Securities.

               (iii) The Preferred Securities are duly authorized by the Trust Agreement, and when authenticated, issued and delivered by the Trust in accordance with the Trust Agreement, the Trust Preferred Securities will be duly and validly issued and fully paid and nonassessable interests in the Trust.

               (iv) Under the Amended and Restated Trust Agreement and the Business Trust Act, the Trust has all necessary trust power and authority to execute and deliver the Transaction Agreements to which it is a party, to execute and deliver the Preferred Securities and to perform its obligations thereunder.

               (v) Under the Amended and Restated Trust Agreement and the Business Trust Act, the issuance and sale by the Trust of the Preferred Securities and the execution and delivery by the Trust of this Agreement and the Transaction Agreements to which it is a party, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary trust action on the part of the Trust.

               (vi) The holders of Preferred Securities, in their capacity as such, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of

     Delaware. We note that such holders may be obligated to make payments as set forth in the Amended and Restated Trust Agreement.

               (vii) Under the Business Trust Act and the Amended and Restated Trust Agreement, the issuance by the Trust of the Preferred Securities is not subject to any preemptive purchase rights of any person.

               (viii) No consent, approval, license, authorization, order, registration or qualification of or with any Delaware court or Delaware governmental agency or body is required solely in connection with (i) the issuance and sale by the Trust of the Preferred Securities as contemplated by the Prospectus or (ii) the execution, delivery and performance by the Trust of the Transaction Agreements to which the Trust is a party, and the consummation of the transactions contemplated hereby and thereby.

               (ix) The issuance and sale by the Trust of the Preferred Securities pursuant to this Agreement and the Amended and Restated Trust Agreement, and the execution and delivery by the Trust of this Agreement and each of the Transaction Agreements to which it is a party, and the performance by the Trust of its obligations thereunder, will not violate
     (i) the Trust Certificate or the Amended and Restated Trust Agreement or
     (ii) any Delaware statute, rule or regulation.

               (x) After due inquiry limited to, and solely to the extent disclosed thereupon, the court dockets for active cases of the Court of Chancery of the State of Delaware in and for New Castle County, Delaware, of the Superior Court of the State of Delaware in and for New Castle County, Delaware, and of the United States Federal District Court sitting in the State of Delaware, in these courts there are no pending actions, suits or proceedings against the Company or the Trust.

               (xi) Each of this Agreement, the Unit Agreement and the Remarketing Agreement has been duly authorized, executed and delivered by the Trust.

               (xii) Each of the Original Trust Agreement and the Amended and Restated Trust Agreement, assuming due authorization, execution and delivery by the parties to thereto, constitute obligations of the Trust enforceable against the parties thereto in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

               (xiii) The Units have been duly authorized, executed and issued by the Trust.

          (i) Richards Layton & Finger, P.A. shall have furnished to the Underwriters its written opinion, as special Delaware counsel to the Delaware Trustee, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Underwriters, substantially to the effect that:

               (i) The Bank of New York (Delaware) is duly incorporated and validly existing as a Delaware banking corporation under the laws of the State of Delaware.

               (ii) The Bank of New York (Delaware) has the power and authority to execute, deliver and perform its obligations under the Trust Agreement and to consummate the transactions contemplated thereby.

               (iii) The Bank of New York (Delaware) has duly authorized, executed and delivered the Trust Agreement.

          (j) Simpson Thacher & Bartlett, shall have furnished to the Underwriters its written opinion, as counsel to the Underwriters, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriters.

          (k) By the date hereof and on the Delivery Date, Deloitte & Touche shall have furnished to the Underwriters its letters, in form and substance reasonably satisfactory to the Underwriters, containing statements and information of the type customarily included in accountants' initial and bring-down "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

          (l) The Company shall have furnished to the Underwriters a certificate, dated such Delivery Date, of its President or any Executive or Senior Vice President and its principal financial or accounting officer stating, in the name of and in their capacity as officers of the Company, that:

               (i) The representations, warranties and agreements of the Company and the Trust in Section 1 are true and correct in all material respects as of the applicable Delivery Date; the Company and the Trust have complied with in all material respects with all of their agreements contained herein to be performed prior to or on the applicable Delivery Date; and the conditions set forth in Sections 7(a) and (q) have been fulfilled.

               (ii) (A) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from (I) any governmental or regulatory action, notice, order or decree of a regulatory authority or (II) from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court, in each case, otherwise than as set forth in the Prospectus; (B) since such date there has not been any material change in the capital stock, short-term debt or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and (C) the Company has not declared or paid any dividend on its capital stock, except for dividends declared in the ordinary course of business and consistent with past practice, otherwise than as set forth in the Prospectus and, except as set forth or contemplated in the Prospectus, neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its subsidiaries taken as a whole.

               (iii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) the Registration Statement, as of the Effective Date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the Prospectus, as of the date hereof and as of the applicable Delivery Date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (C) since the Effective Date, no event has occurred which should have been set forth in a supplement or amendment /to the Registration Statement or the Prospectus.

          (m) Each of the Transaction Agreements (other than this Agreement) shall be in form and substance reasonably satisfactory to the Underwriters and the Company and shall have been duly executed and delivered by the respective parties thereto; and the Units shall have been duly executed and delivered by the Company and duly authenticated by the Property Trustee, in each case pursuant to the Unit Agreement.

          (n) [Reserved]

          (o) The lock-up letter agreements, each substantially in the form of Schedules 3 and 5 hereto, from each of MetLife and the executive officers and directors of the Company listed in Schedule 4 hereto relating to sales and certain other dispositions of the Securities or certain other securities, delivered to the Underwriters on or before the date hereof, shall have been in full force and effect since the date hereof and continue to be in full force and effect as of such Delivery Date.

          (p) Neither the Company nor any of its subsidiaries (i) shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock, short-term debt or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, prospects, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of Lehman Brothers Inc., so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Unit Securities being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

          (q) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Securities Act and (ii) no such organization shall have publicly announced or privately communicated to the Company that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

          (r) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the over-the-counter market, or trading in any securities of the Company on any exchange shall have been suspended, the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred a material adverse change in general domestic or international economic, political or financial conditions, including, without limitation, as a result of terrorist activities, or the effect of international conditions on the financial markets in the United States shall be such, as to make it in the reasonable judgment of Lehman Brothers Inc., impracticable or inadvisable to proceed with the public offering or delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel to the Underwriters. No opinion shall state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991). All opinions (other than the opinion referred to in (j) above) shall state that they may be relied upon by Simpson Thacher & Bartlett as to matters of law (other than New York and federal law) in rendering the opinion referred to in
(j) above.

          8. Indemnification and Contribution.

          (a) The Company shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Units), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any (A) Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto or (B) any blue sky application or other document prepared or executed by the Company or the Trust (or based upon any written information furnished by the Company or the Trust) filed in any jurisdiction specifically for the purpose of qualifying any or all of the Units under the securities laws of any state or other jurisdiction (such application, document or information being hereinafter called a "BLUE SKY APPLICATION"), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, or in any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Units or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failure to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct); and shall reimburse each Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with the written information concerning that Underwriter furnished to the Company through Lehman Brothers Inc. by or on behalf of any Underwriter concerning that Underwriter specifically for inclusion therein which information consists solely of the information set forth in Section 8(e); and provided further, that the Company shall not be liable to indemnify any Underwriter or any person who controls such Underwriter on account of any such loss, liability, claim, damage or expense arising out of any such defect or alleged defect in any Preliminary Prospectus or Prospectus if a copy of the Prospectus (exclusive of the Incorporated Documents), as amended or supplemented, shall not have been given or sent by such Underwriter with or prior to the written confirmation of the sale involved to the extent that (i) the Prospectus, as amended or supplemented, would have cured such defect or alleged defect and (ii) sufficient quantities of the Prospectus, as amended or supplemented, were made available to such Underwriter to allow it to deliver such Prospectus on a timely basis. The foregoing indemnity agreement is in addition to any liability which the Company and the Trust may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

          (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless, the Company, the Trust, their respective officers and employees, each of their directors, and each person, if any, who controls the Company or the Trust within the meaning of the Securities Act from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, the Trust or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or in any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Company and the Trust through Lehman Brothers Inc. by or on behalf of that Underwriter specifically for inclusion therein and described in Section 8(e), and shall reimburse the Company, the Trust and any such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Company, the Trust or any such director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company, the Trust or any such director, officer, employee or controlling person.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Underwriters shall have the right to employ separate counsel to represent jointly the Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Section 8 if, in the reasonable judgment of counsel to such Underwriters it is advisable for such Underwriters, officers, employees and controlling persons to be jointly represented by separate counsel, due to the availability of one or more legal defenses to them which are different from or additional to those available to the indemnifying party, and in that event the reasonable fees and expenses of such separate counsel shall be paid by the Company; provided further, that the Company shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to one local counsel in each relevant jurisdiction) at any time for all such indemnified parties. No indemnifying party shall, (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld) settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, other than to the extent that such indemnification is unavailable or insufficient due to a failure to provide prompt notice in accordance with Section 8(c), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Trust on the one hand and the Underwriters on the other from the offering of the Units, or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) but also the relative fault of the Company and the Trust on the one hand and the Underwriters on the other with respect to the statements or omissions or alleged statements or alleged omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Trust on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Company and the Trust on the one hand, and the total underwriting discounts and commissions realized or received by the Underwriters with respect to the Units purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Units under this Agreement, in each case, as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Trust or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Trust and the Underwriters agree that it would not be just and equitable if the amount of contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation, which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

          (e) The Underwriters severally confirm and the Company and the Trust acknowledge that the statements with respect to the offering of the Units by the Underwriters set forth in the last paragraph on the cover page and the fourth sentence in the ninth, tenth, eleventh, twelfth, thirteenth, fifteenth, sixteenth and nineteenth paragraphs under the caption "Underwriting" in the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company through Lehman Brothers Inc. by or on behalf of the Underwriters specifically for inclusion in the Prospectus and the Underwriters severally confirm that such statements are accurate and complete.

          9. Defaulting Underwriters. If, on any Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the number of Units which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of Units set opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the aggregate number of Units set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Units on such Delivery Date if the total number of Units which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total aggregate number of the Units to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the aggregate number of the Units which it agreed to purchase on such Delivery Date pursuant to the terms of
Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to Lehman Brothers Inc. who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, the total number of Units to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to Lehman Brothers Inc. do not elect to purchase on such Delivery Date the aggregate number of Units which the defaulting Underwriters agreed but failed to purchase, this Agreement (or with respect to the Option Delivery Date, the obligation of the Underwriters to purchase the Option Units) shall terminate without liability on the part of any non-defaulting Underwriter and the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this Section 9, purchases Units which a defaulting Underwriter agreed but failed to purchase.

          Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Units of a defaulting or withdrawing Underwriter, either Lehman Brothers Inc. or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that, in the opinion of counsel to the Company or counsel to the Underwriters, may be necessary in the Prospectus or in any other document or arrangement.

          10. Termination. The obligations of the Underwriters hereunder may be terminated by the Underwriters by notice given to and received by the Company prior to delivery of and payment for the Units if, prior to that time, any of the events described in Sections 7(p), 7(q) or 7(r) shall have occurred or if the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement.

          11. Reimbursement of Underwriters' Expenses. If (a) the Company or the Trust shall fail to tender the Units for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company or the Trust to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company (including, without limitation, with respect to the transactions) is not fulfilled (other than as a result of the condition described in Section 7(r))or (b) the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement (including the termination of this Agreement pursuant to Section 10) (other than as a result of the condition described in
Section 7(r)), the Company shall reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Units, and upon demand the Company shall pay the full amount thereof to the Underwriters. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

          12. Notices, etc. Notices given pursuant to any provision of this Agreement shall be given in writing and shall be addressed as follows:

          (a) if to the Underwriters, to Lehman Brothers Inc., 101 Hudson Street, Jersey City, New Jersey, 07302, Attention: Equity Syndicate Department (Fax No: 201-524-5980), with a copy to the General Counsel's Office, 101 Hudson Street, Jersey City, New Jersey 07302;

          with a copy to Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, Attention: Michael Nathan, Esq. (Fax No.:
     212-455-2502).; and

          (b) if to the Company or to the Trust, to 1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017, Attention: Jack B. Lay, Executive Vice President and Chief Financial Officer (Fax No.: 636-736-7839), with a copy to James E. Sherman, Esq., Senior Vice President, General Counsel and Secretary, at the same address (Fax No.: 636-736-7886); and

          with a copy to Bryan Cave LLP, One Metropolitan Square, 211 North Broadway, Suite 3600, St. Louis, Missouri 63102, Attention: R. Randall Wang, Esq. (Fax No.: 314-259-2020);

provided, however, that any notice to an Underwriter pursuant to Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to Lehman Brothers Inc., which address will be supplied to any other party hereto by Lehman Brothers Inc. upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc. on behalf of the Underwriters.

          13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Trust and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(A) the representations, warranties, indemnities and agreements of the Company and the Trust contained in this Agreement shall also be deemed to be for the benefit of the officers, directors and employees of the Underwriters and the person or persons, if any, who control any Underwriter within the meaning of
Section 15 of the Securities Act and (B) any indemnity agreement of the Underwriters contained in this Agreement shall be deemed to be for the benefit of directors, trustees, officers and employees of the Company, and the Trust, and any person controlling the Company or the Trust within the meaning of
Section 15 of the Securities Act. Nothing contained in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          14. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Trust and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Units and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

          15. Definition of the term "Business Day." For purposes of this Agreement, "BUSINESS DAY" means any day on which the NYSE is open for trading.

          16. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          17. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.


          [The rest of this page has been left blank intentionally; the signature page follows.]

          If the foregoing correctly sets forth the agreement between the Company, the Trust and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                        Very truly yours,



                                        REINSURANCE GROUP OF AMERICA,
                                        INCORPORATED

                                        By: ____________________________________
                                            Name:
                                            Title:



                                        RGA CAPITAL TRUST I

                                        BY: REINSURANCE GROUP OF AMERICA,
                                            INCORPORATED, AS DEPOSITOR



                                        By: ____________________________________
                                            Name:
                                            Title:



Accepted and agreed by:

LEHMAN BROTHERS INC.
BANC OF AMERICA SECURITIES LLC

By  Lehman Brothers Inc.


By: __________________________
    Authorized Representative

                                                                      SCHEDULE 1

                                                            NUMBER OF FIRM UNITS
UNDERWRITER                                                    TO BE PURCHASED
-----------                                                 --------------------
Lehman Brothers Inc...................................            3,150,000
Banc of America Securities LLC........................            1,350,000
                                                                  ---------
          Total.......................................            4,500,000
                                                                  =========

                                                                      SCHEDULE 2

                     LIST OF SUBSIDIARIES AND AFFILIATES OF
                   REINSURANCE GROUP OF AMERICA, INCORPORATED
                             AS OF DECEMBER 12, 2001

Reinsurance Group of America, Incorporated: subsidiary, of which approximately 48.3% is owned by Equity Intermediary, 9.6% is owned by MetLife, and the balance by the public.

     General American Argentina Sequros de Vida S.A.: Argentinean subsidiary 100% owned by RGA, engaged in business as a life, annuity, disability and survivorship insurer.

     RGA Argentina S.A.: Argentinian subsidiary 100% owned by RGA.

     Reinsurance Company of Missouri, Incorporated: 100% wholly owned subsidiary formed for the purpose of owning RGA Reinsurance Company.

          RGA Reinsurance Company: 100% wholly owned subsidiary engaged in the reinsurance business.

               Fairfield Management Group, Inc.: 100% owned subsidiary.

                    Reinsurance Partners, Inc.: 100% wholly-owned subsidiary of Fairfield Management Group, Inc., engaged in business as a reinsurance brokerage company.

                    Great Rivers Reinsurance Management, Inc.: 100% wholly-owned subsidiary of Fairfield Management Group, Inc., acting as a reinsurance manager.

                    RGA (U.K.) Underwriting Agency Limited: 100% wholly-owned by Fairfield Management Group, Inc.

     RGA Reinsurance Company (Barbados) Ltd.: 100% subsidiary of Reinsurance Group of America, Incorporated formed to engage in the exempt insurance business.

          RGA Financial Group, L.L.C.: 80% owned by RGA Reinsurance Company (Barbados) Ltd. and 20% owned by RGA Reinsurance Company. Formed to market and manage financial reinsurance business to be assumed by RGA Reinsurance Company.

     Triad Re, Ltd.: Reinsurance Group of America, Incorporated owns 100% of all outstanding and issued shares of the Company's preferred stock. Reinsurance Group of

     America, Inc. owns 66.67% of all outstanding and issued shares of the Company's common stock. Schmitt-Sussman Enterprises, Inc. owns 33.33% of all outstanding and issued shares of the Company's common stock.

     RGA Americas Reinsurance Company, Ltd.: Reinsurance Group of America, Incorporated owns 100% of this company.

     RGA International Ltd.: a Canadian corporation 100% wholly-owned by Reinsurance Group of America, existing to hold Canadian reinsurance operations.

          RGA Canada Management Inc.: a Canadian corporation 100% wholly-owned by RGA under CBCA.

          RGA Life Reinsurance Company of Canada Limited: a Canadian corporation 100% wholly-owned by RGA Canada Management Inc.

     RGA International Co. (Nova Scotia ULC): 100% owned by Reinsurance Group of America, Incorporated.


          RGA Financial Products Limited: 100% owned by RGA International Co. (Nova Scotia ULC) (100 Class A shares and 100 Class B shares).

     RGA Holdings Limited: 100% owned by Reinsurance Group of America, Incorporated, holding company formed in the United Kingdom to own three operating companies: RGA UK Services Limited, RGA Capital Limited, and RGA Reinsurance (UK) Limited.

          RGA Capital Limited: 100%, company is a corporate member of a Lloyd's life syndicate.


          RGA Reinsurance (UK) Limited: 100%, company to act as reinsurer.

          RGA UK Services Limited: 100%, (Formerly RGA Managing Agency Limited): inactive company.

     RGA Australian Holdings Pty Limited: 100% owned by Reinsurance Group of America, Incorporated, holding company formed to own RGA Reinsurance Company of Australia Limited.

          RGA Reinsurance Company of Australia Limited: 100%, formed to reinsure the life, health and accident business of non-affiliated Australian insurance companies.

     RGA South African Holdings (Pty) Ltd.: 100% owned by Reinsurance Group of America, Incorporated formed for the purpose of holding RGA Reinsurance Company of South Africa Limited.

          RGA Reinsurance Company of South Africa Limited: 100% owned by RGA South African Holdings (Pty) Ltd.

     Regal Atlantic Company (Bermuda) Ltd.: 100% owned by Reinsurance Group of America, Incorporated.

     Malaysian Life Reinsurance Group Berhad: 30% owned by Reinsurance Group of America, Incorporated.

     RGA Sigma Reinsurance SPC (Cayman Islands): 100% owned by Reinsurance Group of America, Incorporated

                                                                      SCHEDULE 3

                            FORM OF LOCK-UP AGREEMENT

Lehman Brothers Inc.
Banc of America Securities LLC
c/o Lehman Brothers Inc.
101 Hudson Street
Jersey City, New Jersey  07302


Dear Ladies and Gentlemen:

     The undersigned understands that you propose to enter into a Underwriting Agreement (the "UNDERWRITING AGREEMENT") providing for the purchase by you and such other firms as underwriters (the "UNDERWRITERS") of 4,500,000 Trust Preferred Income Equity Redeemable Securities Units (the "UNITS")* (or up to 5,175,000 Units to the extent the underwriters exercise their option to purchase additional Units)of Reinsurance Group of America, Incorporated, a Missouri corporation (the "COMPANY"), and RGA Capital Trust I, a Delaware statutory business trust (the "TRUST"), and that the Underwriters propose to reoffer the Units to certain eligible purchasers (the "OFFERING"). Each Unit will consist of a preferred security, liquidation preference $50 per security, of the Trust (each, a "PREFERRED SECURITY") and a warrant (each, a "WARRANT") of the Company to purchase shares (the "WARRANT SHARES") of common stock, par value $0.01 per share, of the Company ("COMMON STOCK"). Each Preferred Security will represent an undivided beneficial ownership interest in the assets of the Trust, which assets will consist solely of the junior subordinated deferrable interest debentures of the Company (the "DEBENTURES"). The Preferred Securities component of the Units will entitle the holders to a fixed quarterly cash distribution, which will be determined upon pricing. Each Warrant will be exercisable for a fixed number of Warrant Shares (subject to customary antidilution adjustments) of RGA common stock, at a price also to be determined upon pricing. Certain payments on the Preferred Securities will be guaranteed (the "GUARANTEE") by the Company. The Units, the Preferred Securities, the Warrants, the Warrant Shares, Common Stock, the Debentures and the Guarantee are referred to herein collectively as the "SECURITIES."

     In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, for a period of 90 days after the date of the Prospectus not to (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any Securities or any other securities that are substantially similar to the Securities or any securities convertible into or exercisable or exchangeable for Securities or such other securities (ii) enter into any swap or other agreement that transfers, in whole or in part, any

----------

* "Preferred Income Equity Redeemable Securities(SM)" and "PIERS(SM)" are service marks owned by Lehman Brothers Inc.

of the economic consequences of ownership of any of the Securities or such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of any of the Securities or such other securities, in cash or otherwise without the prior written consent of Lehman Brothers Inc., which consent shall not be unreasonably withheld or delayed.

     In furtherance of the foregoing, the Company and its Transfer Agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Agreement.

     It is understood that, if the Company notifies you that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective by December 31, 2001, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities, the undersigned will be released from the obligations under this Agreement and this Agreement shall be void and without effect.

     The undersigned understands that the Company, the Trust and the Underwriters will proceed with the Offering in reliance on this Agreement. Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to a Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                        Very truly yours,

                                        METROPOLITAN LIFE INSURANCE COMPANY

                                        By: ____________________________________
                                            Name:
                                            Title:

Dated:  December __, 2001

                                                                      SCHEDULE 4

              LIST OF PARTIES TO PROVIDE LOCK-UP LETTER AGREEMENTS

Directors:

J. Cliff Eason
Stuart I. Greenbaum
Terrence I. Lennon
Richard A. Liddy
William A. Peck
H. Edward Trusheim
A. Greig Woodring
[Mary Ann Brown and H. Edwin Tweedie do not beneficially own any shares]

Officers: (all of the officers that are Section 16 reporting persons)

David B. Atkinson
Todd C. Larson
Jack B. Lay
Paul A. Schuster
James Sherman
Andre St-Amour
Graham S. Watson

                                                                      SCHEDULE 5

                            FORM OF LOCK-UP AGREEMENT

Lehman Brothers Inc.
Banc of America Securities LLC
c/o Lehman Brothers Inc.
101 Hudson Street
Jersey City, New Jersey  07302


Dear Ladies and Gentlemen:

     The undersigned understands that you propose to enter into a Underwriting Agreement (the "UNDERWRITING AGREEMENT") providing for the purchase by you and such other firms as underwriters (the "UNDERWRITERS") of 4,500,000 Trust Preferred Income Equity Redeemable Securities Units (the "UNITS")* (or up to 5,175,000 Units to the extent the underwriters exercise their option to purchase additional Units)of Reinsurance Group of America, Incorporated, a Missouri corporation (the "COMPANY"), and RGA Capital Trust I, a Delaware statutory business trust (the "TRUST"), and that the Underwriters propose to reoffer the Units to certain eligible purchasers (the "OFFERING"). Each Unit will consist of a preferred security, liquidation preference $50 per security, of the Trust (each, a "PREFERRED SECURITY") and a warrant (each, a "WARRANT") of the Company to purchase shares (the "WARRANT SHARES") of common stock, par value $0.01 per share, of the Company ("COMMON STOCK"). Each Preferred Security will represent an undivided beneficial ownership interest in the assets of the Trust, which assets will consist solely of the junior subordinated deferrable interest debentures of the Company (the "DEBENTURES"). The Preferred Securities component of the Units will entitle the holders to a fixed quarterly cash distribution, which will be determined upon pricing. Each Warrant will be exercisable for a fixed number of Warrant Shares (subject to customary antidilution adjustments) of RGA common stock, at a price also to be determined upon pricing. Certain payments on the Preferred Securities will be guaranteed (the "GUARANTEE") by the Company. The Units, the Preferred Securities, the Warrants, the Warrant Shares, Common Stock, the Debentures and the Guarantee are referred to herein collectively as the "SECURITIES."

     In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, for a period of 90 days after the date of the Prospectus not to (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any Common Stock or any other securities that are substantially similar to the Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or such other securities (ii) enter into any swap or other agreement that transfers,

----------
* "Preferred Income Equity Redeemable Securities(SM)" and "PIERS(SM)" are service marks owned by Lehman Brothers Inc.

in whole or in part, any of the economic consequences of ownership of any of the Common Stock or such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of any of the Securities or such other securities, in cash or otherwise without the prior written consent of Lehman Brothers Inc., which consent shall not be unreasonably withheld or delayed.

     Notwithstanding the foregoing, the undersigned may transfer any Common Stock or securities convertible into or exchangeable or exercisable for Common Stock either (i) during the undersigned's lifetime to his or her immediate family or to a trust if the beneficiaries of such trust are exclusively the undersigned and/or a member or members of his or her immediate family or (ii) upon death by will or intestacy; provided, however , that prior to any such transfer each transferee shall execute an agreement substantially identical to this agreement and which shall be satisfactory to Lehman Brothers Inc., pursuant to which each transferee shall agree to receive and hold such Common Stock, or securities convertible into or exchangeable or exercisable for Common Stock, subject to the provisions hereof, and there shall be no further transfer except in accordance with the provisions hereof. For purposes of this paragraph, "immediate family" shall mean spouse, lineal descendant, father, mother, brother, sister or domestic partner of the transferor, whether by law or otherwise, or any grandparent, mother-in-law, father-in-law, daughter-in-law, brother-in-law, stepchild, grandchild or step-grandchild, uncle, aunt, niece or nephew of the transferor, and which shall include adoptive relationships.

     In addition, notwithstanding the foregoing, the undersigned may pledge any such Common Stock or securities convertible into or exchangeable or exercisable for Common Stock in connection with a bona fide loan transaction in which the pledgee acknowledges in writing the undersigned's obligations hereunder and which pledge does not permit the pledgee, directly or indirectly, to make any offer, sale, transfer or other disposition of such Common Stock or securities convertible into or exchangeable or exercisable for Common Stock during such 90-day period.

     Further, notwithstanding the foregoing, if the undersigned has, prior the date hereof, (x) pledged, encumbered, contracted to sell or otherwise agreed to dispose of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or (y) entered into a trading plan for purposes of complying with Rule 10b5-1(c)(1) under the Securities Exchange Act of 1934, nothing in this Agreement shall be deemed to prohibit the undersigned from disposing of such Common Stock or securities convertible into or exchangeable or exercisable for Common Stock pursuant to the terms of any such pre-existing legal obligation or trading plan.

     Further, the undersigned may exercise any options or warrants to purchase shares of common stock of the Company, provided that the shares of Common Stock issued upon exercise shall remain subject to this Agreement.

     In furtherance of the foregoing, the Company and its Transfer Agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Agreement.

     It is understood that, if the Company notifies you that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective by December 31,

     2001, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities, the undersigned will be released from the obligations under this Agreement and this Agreement shall be void and without effect.

     The undersigned understands that the Company, the Trust and the Underwriters will proceed with the Offering in reliance on this Agreement. Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to a Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                        Very truly yours,

                                        [NAME]

                                        ________________________________________
                                        Name:
                                        Title:

Dated:  December __, 2001

                                                                      SCHEDULE 6

                     JURISDICTIONS OF FOREIGN QUALIFICATION

RGA Reinsurance Company

         Alabama
         California
         Colorado
         Florida
         Virginia

RGA Life Reinsurance Company of Canada

         British Columbia
         Alberta
         Saskatchewan
         Manitoba
         Ontario
         Quebec

[Note: the other entities (Reinsurance Group of America, Incorporated, Reinsurance Company of Missouri, Incorporated, and RGA Reinsurance Company (Barbados) Ltd.) are not qualified in any foreign jurisdictions.]